EXHIBIT 99.1

A Leader in Payroll / HR Outsourcing February 2007 INVESTOR PRESENTATION

Additional Information and Where to Find It In connection with the proposed transaction, a registration statement of Equifax will be filed with the SEC. Equifax and TALX shareholders are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, because they will contain important information about Equifax, TALX, and the proposed transaction. The final proxy statement/prospectus will be mailed to shareholders of TALX. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about Equifax and TALX, without charge, at the SEC's web site (http://www.sec.gov). Free copies of Equifax SEC filings are also available on the Equifax website (www.equifax.com) and free copies of TALX SEC filings are also available on the TALX website (www.talx.com). Free copies of Equifax filings also may be obtained by directing a request to Equifax, Investor Relations, by phone to (404) 885-8000, in writing to Jeff Dodge, Vice President-Investor Relations, or by email to investor@equifax.com. Free copies of TALX filings may be obtained by directing a request to TALX Investor Relations, by phone to (314) 214-7252, in writing to Janine A. Orf, Director of Finance, or by email to jorf@talx.com. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Participants in the Solicitation Equifax, TALX and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from TALX shareholders with respect to the proposed transaction. Information regarding the directors and executive officers of Equifax is included in its definitive proxy statement for its 2006 Annual Meeting of Shareholders filed with the SEC on April 12, 2006. Information regarding the directors and officers of TALX is included in the definitive proxy statement for the TALX 2006 Annual Meeting of Shareholders filed with the SEC on July 24, 2006. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the registration statement and proxy statement/prospectus and other materials to be filed with the SEC in connection with the proposed transaction.

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, any plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2006, in "Part I - Item 1A. Risk Factors" and in the company's Form 10-Q for the quarter ended June 30, 2006, in "Part II. Other Information Item 1A. Risk Factors," as well as (1) the possibility that there are unexpected delays in obtaining regulatory approvals for the merger with Equifax; (2) the failure to obtain approval of the Equifax merger by our shareholders; (3) actions that may be taken by the competitors, customers and suppliers of Equifax or TALX that may cause the merger to be delayed or not completed; (4) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (5) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (6) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (7) risks related to our ability to increase the size and range of applications for The Work Number database and to successfully market current and future services and related to our dependence on third party providers to do so; (8) proceedings by federal and state regulators related to our business, including the inquiry by the Federal Trade Commission related to our acquisitions in the unemployment compensation and Work Number businesses; (9) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; (10) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (11) risks relating to the dependence of the market for The Work Number services on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (12) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (13) the risk that our revenues from unemployment tax management services may fluctuate in response to changes in economic conditions; (14) risks related to changes in tax laws, including the potential for nonrenewal or elimination of the work opportunity, or "WOTC," and welfare to work, or "WtW," tax credits; (15) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; and (16) risks relating to doing business with the federal government following our April 2006 acquisition of pan. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Safe Harbor Statement

TALX is a leading Business Process Outsourcer (BPO) bringing clients significant savings by replacing manual, paper-based Payroll / HR methods with electronic-based outsourced services. Business Model Standard services and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX Clients Over 9,000 clients Over 3/4 of the Fortune 500 use one or more TALX services A Leader in Payroll / HR Outsourcing

Key Investment Highlights Focus on Niche Payroll and HR Areas Employment and income verification Unemployment tax management Tax credits and incentives Talent management services Diversified Client Base (no one client > 10% of revenue) Proven Business Model Revenue growth Earnings and EPS growth Strong gross and operating margins Strong operating cash flow ($39.4M in FY2006, $45.3M first nine months of FY2007)

Revenue, EPS & Margin Growth (continuing operations) $0.57 20.9% Excluding SEC settlement charge 0.08 1.6% SEC settlement charge $0.49 19.3% GAAP Diluted EPS Operating Margin * FY 2005 includes $2.5MM SEC charge Fiscal Years Ended March 31, 26.6% $0.89 $207.4 2006 19.3%* $0.49* $158.4 2005 17.1% Operating Margin Prior to FAS123R $0.39 $124.4 2004 Diluted EPS Prior to FAS123R Revenue (millions) 3 Year CAGR 16.8% $0.35 $115.9 2003 21% 36%

Broad Range of Payroll Data-Based Solutions UC eXpress Service TCI Service pan Service

Sales Teams are Aligned Into Regions and Tiers Tier one: 20,000 employees and greater Tier two: 3,500 to 20,000 employees Tier three: Less than 3,500 employees Sales Approach Varies by Tier Tier one: Direct: Face-to-face Indirect: HRO Alliances Tier two: Direct: Face-to-face Indirect: HRO Alliances Tier three: Direct: Tele-sales Indirect: Payroll Alliances Human Resource Outsourcers (HRO) Approximately 6.0 million employees to be served through Human Resource Outsourcers in 2006 * Alliances in place with ACS, Convergys, Excellerate HRO, Fidelity, Hewitt, and ADP COS Working on alliances with IBM and Accenture HR * Source: Everest Research Institute, September 2006 Sales Approach

A Leader in Niche Payroll / HR Arena The Work Number Services - 39% of 3Q07 Revenues 142.8 million employer-provided records live on the database at December 31, 2006 10.1 million records in backlog We estimate that: 28% of our records represent current employees 30% of the non-agricultural U.S. workforce included on database Tax Management Services - 53% of 3Q07 Revenues Unemployment Tax Management 45% of 3Q07 Revenues We estimate that we serve more than 25% of claims paid Tax Credit and Incentive Services 8% of 3Q07 Revenues Entered business in October 2004 Opportunities for cross-selling

The Work Number Verification Process

The Work Number Services - Growth Initiatives Continuing Initiatives Add records to the database Add new verifiers Increase penetration (REACH) New Initiatives One-stop verifications 59 41 61 39 39% of TALX Revenue (Fiscal 2007/Q3) The Work Number Services Revenue

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 25.9 2nd Quarter 4.531 6.659 8.573 11.627 14.19 21.9 25.5 3rd Quarter 4.635 6.856 9.011 10.028 15.56 21.9 25.8 4th Quarter 5.796 7.566 10.733 14.01 21.21 27.1 Revenue History (millions) $27.2 $35.9 $46.6 $65.4 $91.3 $77.2

Revenue Records Mortgage index 3/31/1999 1 1 1 4/2/1999 1 1 1 4/9/1999 1 1 0.98 4/16/1999 1 1 1.07 4/23/1999 1 1 1.03 4/30/1999 1 1 1.07 5/7/1999 1 1 1.04 5/14/1999 1 1 0.93 5/21/1999 1 1 0.97 5/28/1999 1 1 0.97 6/4/1999 1 1 0.75 6/11/1999 1 1 0.96 6/18/1999 1 1 0.86 6/25/1999 1 1 0.85 7/2/1999 1.07 1.03 0.87 7/9/1999 1.07 1.03 0.61 7/16/1999 1.07 1.03 0.76 7/23/1999 1.07 1.03 0.74 7/30/1999 1.07 1.03 0.78 8/6/1999 1.07 1.07 0.75 8/13/1999 1.07 1.07 0.72 8/20/1999 1.07 1.07 0.71 8/27/1999 1.07 1.07 0.74 9/3/1999 1.07 1.18 0.64 9/10/1999 1.07 1.18 0.54 9/17/1999 1.07 1.18 0.65 9/24/1999 1.07 1.18 0.63 10/1/1999 1.2 1.25 0.69 10/8/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/5/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/3/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 1/7/2000 1.41 1.39 0.52 1/14/2000 1.41 1.39 0.61 1/21/2000 1.41 1.39 0.58 1/28/2000 1.41 1.39 0.68 2/4/2000 1.41 1.41 0.76 2/11/2000 1.41 1.41 0.69 2/18/2000 1.41 1.41 0.68 2/25/2000 1.41 1.41 0.66 3/3/2000 1.41 1.52 0.78 3/10/2000 1.41 1.52 0.78 3/17/2000 1.41 1.52 0.78 3/24/2000 1.41 1.52 0.83 3/31/2000 1.41 1.52 0.77 4/7/2000 1.57 1.54 0.83 4/14/2000 1.57 1.54 0.79 4/21/2000 1.57 1.54 0.79 4/28/2000 1.57 1.54 0.79 5/5/2000 1.57 1.6 0.68 5/12/2000 1.57 1.6 0.65 5/19/2000 1.57 1.6 0.71 5/26/2000 1.57 1.6 0.65 6/2/2000 1.57 1.69 0.6 6/9/2000 1.57 1.69 0.56 6/16/2000 1.57 1.69 0.57 6/23/2000 1.57 1.69 0.57 6/30/2000 1.57 1.69 0.59 7/7/2000 1.72 1.74 0.55 7/14/2000 1.72 1.74 0.61 7/21/2000 1.72 1.74 0.58 7/28/2000 1.72 1.74 0.57 8/4/2000 1.72 1.8 0.6 8/11/2000 1.72 1.8 0.59 8/18/2000 1.72 1.8 0.56 8/25/2000 1.72 1.8 0.57 9/1/2000 1.72 1.85 0.59 9/8/2000 1.72 1.85 0.62 9/15/2000 1.72 1.85 0.61 9/22/2000 1.72 1.85 0.6 9/29/2000 1.72 1.85 0.62 10/6/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/3/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/1/2000 1.76 1.99 0.7 12/8/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 1/5/2001 2.2 2.03 0.87 1/12/2001 2.2 2.03 1.26 1/19/2001 2.2 2.03 1.08 1/26/2001 2.2 2.03 0.99 2/2/2001 2.2 2.06 1.18 2/9/2001 2.2 2.06 1.14 The Work Number Services -Revenue Growth Indexed Revenue Growth Outpaces Database Growth Revenue Records Source: Mortgage Bankers Association and TALX Corporation Mortgage Index

Verification Requirements in the Mortgage Lifecycle REFINANCE SALE SALE SALE SALE LOAN APPLICATION UNDERWRITE CLOSE AUDIT REFINANCE PRE- FORECLOSURE PHASES VOE/ VOI VOE/ VOI VOE AUDIT REF # AUDIT REF # VOE & VOE/I VOE T Y P E U S A G E HIGH HIGH HIGH SAMPLE SAMPLE PARTIAL HIGH HOME EQUITY

FY2003 FY2004 FY2005 FY2006 Pre-employment 9.97 8 11.06 15.34 Consumer Finance 5.27 7.49 13.65 22.7 Social Services 1.87 3.59 5.95 8.2 Other Verifications 1.24 2.19 2.63 1.55 Mortgage 12.25 16.61 21.04 29.2 Complementary Work Number Services* 5.33 7.51 11.04 14.31 The Work Number Services - Revenue Mix (annually) *Complementary Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress Revenue Mix (millions by year) $46.6 $65.4 $91.3

FY2005 FY2005 FY2006 FY2006 FY2006 Fiscal 2007 Pre-employment 2.6 2.7 2.8 2.97 3.88 3.78 4.08 3.77 4.626 4.617 4.331 Consumer Finance 2.31 2.98 3.27 5.09 4.7 6.11 5.89 5.89 6.14 6.567 7.097 Social Services 1.87 1.14 1.24 1.7 1.84 1.85 1.94 2.36 2.538 2.561 2.75 Other Verifications 0.72 0.71 0.78 0.42 0.41 0.41 0.38 0.43 0.483 0.462 0.394 Mortgage 5.05 4.82 5.45 5.73 6.95 7.52 7.17 7.55 8.289 8.441 8.185 Complementary Work Number Services* 1.87 1.84 2.02 5.3 2.66 2.23 2.44 6.95 3.819 2.898 3.025 *Complementary Work Number Services include ePayroll, W-2 eXpress, FasTime, HireXpress and I-9 eXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) +18% Q3 Q4 Q1 Q2 Q3 $21.9 $27.1 $25.9 $25.8 Fiscal Year 2006 Fiscal Year 2007 $25.5

Tax Management Services Includes two segments Unemployment Tax Management Tax Credits & Incentives Complementary to The Work Number Cross-selling opportunities Packaging services together Unemployment Tax Management with The Work Number Tax Credits & Incentives with Other Hiring Services Unemployment Tax Services Tax Credits and Incentives 45 8 47 53% of TALX Revenue (Fiscal 2007/Q3) Tax Management Services Revenue

Talent Management Services 3Q07 revenues of $4.4 million Growth expectations FY08 - Corporate market Key to growth is cross-selling to our existing corporate client base Creating a complete end-to-end hiring process Online applications Testing (drug, aptitude, psychometric) Employment verification Drug screening Tax credit and incentive identification I-9 creation Electronic onboarding Talent Management 7 0 93 7% of TALX Revenue (Fiscal 2007/Q3) Talent Management Services Revenue

Acquisitions and Cross-selling - Growth Strategies Acquisition Objectives Accretive to earnings per share Provide records for The Work Number database Complementary or same services Strong management Benefits of Acquisitions Enhanced cross-selling opportunities by adding clients and services Fueled growth in The Work Number services 48% Increase in # of Clients 33% to 50% Growth in percentage of Tier 1 and 2 clients utilizing more than one TALX service since May 2004 Cross-selling success 2 or More Services 1 Service 33 67 2 or More Services 1 Service 50 50 May 2004 481 out of 1,448 Tier 1 and 2 clients Oct 2006 1,072 out of 2,158 Tier 1 and 2 clients

Diluted EPS FY 2002 FY2003 FY2004 FY2005 FY2006 FY2007E 4.3 11.2 12.5 16 30 2.5 Earnings (millions) Revenue and Earnings Growth (continuing operations) Revenues (millions) * Reconciliation for FY 2005 Diluted EPS Earnings (millions) GAAP $0.49 $16.0 SEC settlement charge 0.08 2.5 Excluding SEC settlement charge $0.57 $18.5 $18.5* REVENUE FY2003 FY2004 FY2005 FY2006 FY2007E 115.9 124.4 158.4 207.4 196.872 75.128 EPS FY2003 FY2004 FY2005 FY2006 FY2007E 0.35 0.39 0.49 0.89 0.73 0.08 0.35 $0.57* Note: Fiscal 2007 includes FAS 123r costs

FY2002 FY2003 FY2004 FY2005 FY2006 FYTD2007 (1206) Gross margin 0.611 0.548 0.572 0.591 0.629 0.634 Gross Margin Total Company Gross Margin By Business Unit Operating Margin Total Company Margins *Reconciliation for FY 2005 Operating Margin GAAP 19.3% SEC settlement charge 1.6% Excluding SEC settlement charge 20.9% EPS FY2003 FY2004 FY2005* FY2006 FYTD2007 (1206) 0.168 0.171 0.193 0.266 0.258 0.025 20.9%* FY 2002 FY2003 FY2004 FY2005 FY2006 FYTD2007 (1206) The Work Number services 0.657 0.658 0.701 0.715 0.766 0.807 Unemployment tax management 0.486 0.482 0.486 0.498 0.521 Tax credits and incentives 0.738 0.654 0.559 Talent management 0.475 Note: Fiscal 2007 includes FAS 123r costs

Merger Agreement signed February 14, 2007 Consideration will be stock and cash, subject to proration 75% stock - 0.861 shares of Equifax stock per TALX share 25% cash - $35.50 per share Key events before finalized Hart-Scott-Rodino filing with the Federal Trade Commission Proxy filing for TALX shareholders Equifax registration statement filing Approval by TALX shareholders Other customary closing conditions Expected closing within the next 6 months Merger Agreement with Equifax

Atlanta-based and founded 108 years ago Traded on NYSE (EFX) Member of S&P 500 Employs 4,900 people in 14 countries One of the largest sources of consumer and commercial data Maintains data on more than 300 million consumers and 100 million businesses worldwide 2006 revenues of $1.55 Billion, EPS of $2.12 Equifax Vision To be the trusted provider of information solutions that empower our customers to make critical decisions with greater confidence. Equifax at a Glance

A Leader in Payroll / HR Outsourcing February 2007 INVESTOR PRESENTATION